AMERICAN FAMILY LIFE INSURANCE COMPANY

American Family Variable Account II

Supplement Dated December 4, 2013

to the

Prospectus For

Variable Annuity Contract

(Dated May 1, 2013)

This supplement describes changes to the servicing of your variable annuity contract (the “Contract”), which is issued by American Family Life Insurance Company (“American Family”). Please retain this supplement with your Contract prospectus for future reference.

American Family has entered into an Administrative Services Agreement with Kansas City Life Insurance Company (“KCLIC”) and a Distribution Agreement with Sunset Financial Services, Inc. (“SFS”), a broker-dealer affiliated with KCLIC. Both agreements will be effective as of January 18, 2014 (the “Transfer Date”). The agreements will impact you in the following ways:

(1)

KCLIC will administer the Contract on behalf of American Family, but the terms and conditions of your Contract, including your rights under the Contract, will not change. On or after the Transfer Date, premium payments and administrative requests and inquiries, such as requests for partial surrender, transfer and changes to beneficiaries and allocation of your investment under the Contract, should be sent to the following addresses:

Premium Payments	Administrative Inquiries
Remittance Processing Center	Administrative Service Center
P.O. Box 219399	P.O. Box 219409
Kansas City, MO 64121-9399	Kansas City, MO 64121-9409
1-877-781-3520

(2)	SFS will provide broker-dealer services relating to your Contract on or after the Transfer Date. You may reach SFS by calling 1-877-781-3520.

Prior to the Transfer Date, we will provide you with an updated Contract prospectus that will include more information about the services that will be provided by KCLIC and SFS. In the meantime, if you have any questions regarding the information in this supplement, please contact us at 1-800-692-6326.

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